EXHIBIT 4.1

Certificate No.
For ___________ Shares
Issued to

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Dated ______________ 19____

From Whom Transferred

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Dated _______________ 19____

No. Original               No Original               No of Shares
Certificate                Shares                    Transferred

Received Certificate No. ________

For ____________ Shares

this ________ day of _________, 19____

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COMMON   STOCK

THE PBSJ CORPORATION
A Florida Corporation

Authorized Common Stock,
3,000,000 Shares, $.0033 Par Value

This Certifies that _________________ is the owner of ____________________
shares of the Capital Stock of The PBSJ Corporation being fully paid non-assessable Common Stock, subject to the terms and conditions on the reverse side hereof, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate Seal so to be hereunto affixed this ________ day of A.D. 19_____.

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Certificate for _____________ Shares of Capital Stock Issued to ________________
dated ______________________.



For Value Received, _____ hereby sell, assign, and transfer unto
_________________________ ____________________________________ Shares of the
Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________, Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________, 19_____


In the presence of

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NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.